UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2004

EXPRESSJET HOLDINGS, INC. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-31300 (Commission File Number)	76-0517977 (IRS Employer Identification No.)

1600 Smith Street, Dept. HQSCE Houston, Texas (Address of principal executive offices)		77002 (Zip Code)

713-324-2639 (Registrant's telephone number, including area code)

Item	8.01	Other Events

On November 18, 2004, we issued a press release announcing that our pilots, represented by the Air Line Pilots Association, ratified a new labor agreement.  The press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item	9.01	Financial Statements and Exhibits
		99.1 Press Release

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPRESSJET HOLDINGS, INC. (Registrant)
Date: November 18, 2004	/s/ Frederick S. Cromer
Frederick S. Cromer Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release